                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      PROTEIN POLYMER TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      PROTEIN POLYMER TECHNOLOGIES, INC.

                             _____________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 28, 2000

                             _____________________


  To Our Stockholders:

          You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc., which will be held at the Company's executive offices, located at 10655 Sorrento Valley Road, San Diego, California, on Friday, April 28, 2000 at 9:00 a.m. for the following purposes:

          (a)     To elect a Board of nine Directors for the ensuing year;

          (b) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2000; and

          (c) To consider and act upon such other matters as may properly come before the meeting.

          The close of business on March 27, 2000 has been fixed as the record date for stockholders to receive notice of and to vote at the meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event you attend the meeting.

                         By Order of the Board of Directors,


                         Philip J. Davis
                         Secretary

  March 31, 2000

===============================================================================
 WHETHER YOU ATTEND THE MEETING OR NOT, YOU ARE REQUESTED TO SIGN AND DATE THE
  ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. FOR THOSE ATTENDING THE MEETING, AMPLE PARKING WILL BE AVAILABLE.
===============================================================================

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 28, 2000

                             _____________________

                                PROXY STATEMENT

                             _____________________

          This Proxy Statement is furnished by Protein Polymer Technologies, Inc. (the "Company"), 10655 Sorrento Valley Road, San Diego, CA, 92121, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, April 28, 2000 at 9:00 a.m., or any adjournments or postponements thereof (the "Meeting"). The Board has fixed the close of business on March 27, 2000 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. As of March 22, 2000, there were 18,286,510 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") issued and outstanding.

          Any person giving a proxy has the right to revoke it before it is exercised. It may be revoked either by filing an instrument of revocation with the Secretary of the Company or by delivering at the Meeting a duly executed proxy bearing a later date. It also may be revoked by attending the Meeting and voting in person.

          All expenses incurred in connection with solicitation of the enclosed proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, telephone, telegraph or personal call. The Company has requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

          The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to the Company's stockholders is March 31, 2000. A copy of the Company's Annual Report for the fiscal year ended December 31, 1999 accompanies this Proxy Statement.

  Voting Rights

          Each share of Common Stock outstanding on the record date is entitled to one vote and each share of the Company's Series G Convertible Preferred Stock, $.01 par value per share (the "Series G Preferred Stock") is entitled to 200 votes per share. As of March 22, 2000, there were 21,000 shares of the Series G Preferred Stock issued and outstanding. The holders of Common Stock and Series G Preferred Stock vote together as a single class and do not have the right to cumulate votes. An affirmative vote of a majority of the shares voted at the Meeting, by person or in proxy, is required for approval of each item being submitted to the stockholders for consideration. Proxies will be received and tabulated by the Company's transfer agent. Votes cast in person at the meeting will be tabulated by an election inspector appointed by the Company. Abstentions and "broker non-votes" are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

  Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth information as of March 22, 2000 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock and Series G Preferred Stock, if any, (ii) all Directors and nominees for Director, (iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.


     Name and Address                                        Amount of Common Stock        Percent
     of Beneficial Owner                                    Beneficially Owned(1)(2)     of Class(1)(2)
     -----------------------------------------------------------------------------------------------

  J. Thomas Parmeter (5)(6)(7).................................    781,777                  4.22%
  Philip J. Davis (5)(6)(8)....................................    834,345                  4.48%
  Patricia J. Cornell (5)(9)(12)
     Taurus Advisory Group
     2 Landmark Square
     Stamford, Connecticut 06901............................... 15,989,875                 59.88%
  J. Paul Jones, Ph.D. (5)(10).................................     22,000                     *
  Johnson & Johnson Development Company (11)...................  1,648,933                  8.67%
     One Johnson & Johnson Plaza
     New Brunswick, New Jersey 08933
  Taurus Advisory Group (12)................................... 15,973,875                 59.85%
     2 Landmark Square
     Stamford, Connecticut 06901
  George R. Walker (5)(13).....................................    156,012                     *
  Edward E. David, Ph.D. (5)(14)...............................     66,107                     *
  Edward J. Hartnett (5)(15)...................................     45,000                     *
  Patrick A. Gerschel (3)(16)(17)..............................  1,680,000                  8.56%
     c/o Gerschel & Co
     720 Fifth Avenue
       New York, New York 10019
  GBA Capital, LLC (17)........................................  1,670,000                  8.51%
     c/o Gerschel & Co
     720 Fifth Avenue
       New York, New York 10019
  Richard Adelson (5) (18).....................................    499,600                  2.70%
  Kerry L. Kuhn, M.D. (4)(19)..................................    392,500                  2.12%
  Joseph Cappello, Ph.D. (6)(20)...............................    195,748                  1.06%
  Franco A. Ferrari, Ph.D. (6)(21).............................    173,737                     *
  John E. Flowers (6)(22)......................................    160,184                     *
  Erwin R. Stedronsky, Ph.D. (6)(23)...........................     44,803                     *
  Protein Fund (24)............................................  1,400,000                  7.17%
     c/o Williams Jones Associates
     717 Fifth Avenue, 24th Fl.
       New York, New York 10022

   All Directors and Executive Officers
   as a Group (13 persons)(25)................................. 20,760,295                 70.71%

   ---------------------------

  * Amount represents less than one percent of the Common Stock.

  (1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
  (2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
  (3)  Director not standing for reelection.
  (4)  Nominee for Director
  (5)  Director and Nominee for Director.
  (6)  Executive Officer.
  (7) Includes (i) 160,000 shares subject to options exercisable within 60 days, (ii) 30,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G Warrants) (iii) 40,000 shares issuable upon conversion of 500 shares of the Company's Series E Preferred Stock convertible within 60 days and (iv) 30,000 shares issuable upon conversion of 150 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
  (8)  Includes (i) 44,000 shares subject to options exercisable within 60 days,
       (ii) 100,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G Warrants) and (iii) 80,000 shares issuable upon conversion of 1,000 shares of the Company's Series E Preferred Stock convertible within 60 days and (iv) 100,000 shares issuable upon conversion of 500 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
  (9) Includes 15,000 shares subject to options exercisable within 60 days. Ms. Cornell is also a Vice President and Director of Taurus Advisory Group, and as such may be deemed to exercise investment power over shares held by Taurus Advisory Group. Ms. Cornell disclaims such beneficial ownership.
  (10) Includes 22,000 shares subject to options exercisable within 60 days.
  (11) Includes 728,453 shares issuable upon conversion of 27,317 shares of the Company's Series D Preferred Stock and Series F Preferred Stock convertible within 60 days at an assumed conversion price of $3.75. The conversion price of each share of Series D Preferred Stock and Series F Preferred Stock is equal to $100 divided by the lesser of (i) $3.75 or
       (ii) the market price at the time of conversion.
  (12) Includes (i) 7,572,625 shares held by clients of Taurus Advisory Group,
       (ii) 551,250 warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the Company's Series E Preferred Stock) and (iii) 1,155,000 shares issuable upon conversion of 14,437.5 shares of the Company's Series E Preferred Stock convertible within 60 days held by clients of Taurus Advisory Group
       (iv) 15,000 warrants exercisable within 60 days (which warrants were issued in connection with a bridge loan to the Company), (v) 3,340,000 warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the exercise and exchange of the Company's Series G Warrants) and (vi) 3,340,000 shares issuable upon conversion of 16,700 shares of the Company's Series G Preferred Stock convertible within 60 days held by clients of the Taurus Advisory Group (such Series G Preferred Stock votes with the Common Stock on an as converted basis). Taurus Advisory Group exercises investment power over such shares.
  (13) Includes 30,000 shares subject to options exercisable within 60 days.
  (14) Includes 40,000 shares subject to options exercisable within 60 days.
  (15) Represents 45,000 shares subject to options exercisable within 60 days.
  (16) Includes 10,000 shares subject to options exercisable within 60 days.
       Mr. Gerschel may be deemed to exercise investment power over shares held by GBA Capital, LLC. Mr. Gerschel disclaims such beneficial ownership.

  (17) Includes (i) 700,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and (ii) 640,000 shares issuable upon conversion of 8,000 shares of the Company's Series E Preferred Stock convertible within 60 days.
  (18) Includes (i) 5,000 shares subject to options exercisable within 60 days,
       (ii) 16,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock), (iii) 100,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G Warrants) and (iv) 100,000 shares issuable upon conversion of 500 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
  (19) Includes (i) 12,500 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock),
       (ii) 50,000 shares issuable upon conversion of 625 shares of the Company's Series E Preferred Stock convertible within 60 days, (iii) 80,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G Warrants) and (iv) 80,000 shares issuable upon conversion of 400 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
  (20) Includes 125,000 shares subject to options exercisable within 60 days.
  (21) Includes 102,000 shares subject to options exercisable within 60 days.
  (22) Includes 100,000 shares subject to options exercisable within 60 days.
  (23) Includes 36,000 shares subject to options exercisable within 60 days.
  (24) Includes (i) 600,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and (ii) 640,000 shares issuable upon conversion of 8,000 shares of the Company's Series E Preferred Stock convertible within 60 days.
  (25) Includes 734,000 shares subject to options exercisable within 60 days, 4,852,250 shares subject to warrants convertible within 60 days, and 5,485,000 shares subject to preferred stock convertible within 60 days.

                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

          At the Meeting, it is intended that the persons named in the proxy will vote for the election of the nine nominees listed below, each director to serve until the next annual meeting or until his or her successor is elected and qualified. All of the nominees other than Kerry L. Kuhn are now members of the Board. The Board of Directors recommends a vote FOR the election of each of the nominees listed below. The persons named in the accompanying proxy intend to vote for the election of the nominees listed below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. If any nominee, for any reason currently unknown, cannot be a candidate for election, proxies will be voted for the election of a substitute recommended by the Board.

  Information Concerning Nominees for Director

          The following information is furnished concerning the Company's nominees for director:

                Name                   Age                           Position with the Company
------------------------------------   ---   -------------------------------------------------------------------------

       J. Thomas Parmeter               60   Chairman of the Board of Directors, Chief Executive Officer and President
       Edward E. David, Ph.D.(1)        74   Director
       George R. Walker (1)(2)(3)       75   Director
       Patricia J. Cornell (2)(3)       51   Director
       J. Paul Jones, Ph.D.             58   Director
       Philip J. Davis (3)              69   Director, Secretary
       Edward J. Hartnett (1)           68   Director
       Richard Adelson                  42   Director
       Kerry L. Kuhn, M.D.              51   None
  _______________________

  (1)     Member of the Stock Option and Compensation Committee of Board of
          Directors.
  (2)     Member of the Audit Committee of Board of Directors.
  (3)     Member of the Finance Committee of Board of Directors.

          Mr. J. Thomas Parmeter has been the Company's President, Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988. He also served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

          Dr. Edward E. David has served as a Director of the Company since January 1989. Dr. David has been a private consultant since 1986. In addition, he is now a principal in the Washington Advisory Group, LLC, advisor to industry, universities and institutions. From 1977 to 1986, he was the President of Exxon Research and Engineering. From 1981 to 1988, Dr. David sat on the White House Science Council. Among his current responsibilities and affiliations, Dr. David is a Director of Intermagnetics General Corp., Spacehab, Inc., InterVU, Inc., Acquasearch Inc., and is a life member of the Massachusetts Institute of Technology Corporation. Dr. David is also Chairman of the Company's Technical Advisory Group.

          Mr. George R. Walker has served as a Director of the Company since January 1989. Mr. Walker, retired since January 1985, was formerly the Vice President-Finance for Esso Europe, an operating division of the Exxon Corporation.

          Ms. Patricia J. Cornell, CFA, has served as vice president and director of Taurus Advisory Group, a registered investment adviser, since March 1984. From 1976 through 1984, Ms. Cornell held senior positions in portfolio management at Morris Offit Associates and Lionel D. Edie & Company.

  Although clients of Taurus Advisory Group hold significant amounts of the Company's Common Stock, Ms. Cornell does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Taurus Advisory Group.

          Mr. Philip J. Davis has been the Company's Secretary since January 1989. Mr. Davis has been a director of the Company since April 1994; he previously served as a director of the Company from January 1989 until October 1991. Mr. Davis has been with Donaldson, Lufkin & Jenrette since June 1994, currently as its Managing Director of Investment Banking. He was formerly Director, Institutional Sales, at Merrill Lynch, Inc. (formerly Merrill Lynch Capital Markets) from February 1991 until March 1994, and had been a Vice President at Merrill Lynch, Inc. since 1986.

          Mr. Edward J. Hartnett has served as a director of the Company since March 1996. Mr. Hartnett, retired since January 1996, previously served as a Company Group Chairman for the Johnson & Johnson Company, a diversified drug and medical products company. Mr. Hartnett is a past chairman of the Health Industry Manufacturers Association. Although Johnson & Johnson Development Company, an affiliate of Mr. Hartnett's previous employer (Johnson & Johnson Company), is a significant holder of the Company's Series D Preferred Stock, Series F Preferred Stock and Common Stock, Mr. Hartnett does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Johnson & Johnson Company.

          Dr. J. Paul Jones has served as a director of the Company since May 1998. Mr. Jones, retired since January 1998, was previously with Procter & Gamble Company since 1969, most recently as its Vice President, Research & Product Development, OTC Health Care Products Worldwide, and was formerly a member of the Analgesics subcommittee of the American Society of Clinical Pharmacology and Toxicology.

          Mr. Richard Adelson has served as a director of the Company since September 1999. Mr. Adelson is presently a private investor. From 1995 to 1996 he was the Senior Managing Director of The Eastman Group, Inc. From 1989 to 1995, he was the Director of Leasing and Acquisitions for the Donald Zucker Company. From 1987 to 1989 he was the Administrative Director of the Leonard Garner Group.

          Dr. Kerry L. Kuhn is a nominee for director. Dr. Kuhn is currently a partner and Board certified practicing physician at the Omega Obstetrics and Gynecology Center in Coral Springs, Florida. Dr. Kuhn also serves as an adjunct professor in biology at the Nova University Department of Science, Math and Technology.


  Committees and Compensation of the Board of Directors

          In 1999, the Company had standing Stock Option and Compensation, Audit, and Finance Committees. During the Company's last fiscal year, the Board of Directors held twenty five meetings. All current members of the Board attended at least 75% of all Board meetings and the meetings of committees of the Board on which such members served.

  Stock Option and Compensation Committee

          The Stock Option and Compensation Committee met six times during the last fiscal year. During 1999, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989 and 1992 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company.

  Audit Committee

       The Audit Committee met two times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report.

  Finance Committee

       The Finance Committee did not have any meetings during the last fiscal year. The Finance Committee reviews and makes recommendations concerning potential private financing transactions for the Company.

  Directors' Compensation

       No directors received any cash compensation for their services as directors during the 1999 fiscal year. Edward E. David, Inc., of which Dr. David is the sole shareholder, received $16,000 during 1999 for Dr. David's services as Chairman of the Company's Technical Advisory Group. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

       Outside directors may be granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan (the "1996 Option Plan"). Non-employee directors are currently granted options to purchase 5,000 shares of Common Stock of the Company upon their election to the Board or on the first business day in June of each calendar year. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. During 1999, Ms. Cornell and each of Messrs. David, Davis, Hartnett, Jones, and Walker received options to purchase 5,000 shares of Common Stock, at an exercise price of $0.44 per share, and Mr. Adelson received options to purchase 5,000 shares of Common Stock, at an exercise price of $0.38 per share, under the 1996 Option Plan.

                            APPOINTMENT OF AUDITORS
                               (Proposal No. 2)

       The firm of Ernst & Young LLP, independent auditors, has been the Company's independent auditors since the Company's inception in 1988 and has been selected by the Board of Directors to serve as its independent auditors for the fiscal year ending December 31, 2000.

       The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee were Ms. Cornell and Mr. Walker.

       Professional services performed by Ernst & Young LLP for the fiscal year ended December 31, 1999 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

       The Audit Committee approved in advance or ratified each of the major professional services provided by Ernst & Young LLP and considered the possible effect of each such service on the independence of that firm.

       Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions during the Meeting.

            The Board of Directors recommends a vote FOR ratification.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table
                           --------------------------

       The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 1999.

                                                                                                     Restricted
                                                     Salary                       Other Annual          Stock         Securities
                                                     ------         Bonus         Compensation         Awards         Underlying
Name and Principal Position               Year        ($)            ($)              ($)                ($)            Options
---------------------------               ----       ------        ------          ------------        ----------     -----------
J. Thomas Parmeter                        1999      $200,000         -0-                -0-               -0-              -0-
   President, Chief Executive             1998      $190,000         -0-                -0-               -0-              -0-
   Officer and Chairman of the            1997      $180,000         -0-                -0-               -0-              -0-
   Board


Joseph Cappello, Ph.D.                    1999      $129,000         -0-                -0-               -0-           42,500
   Vice President - Research              1998      $124,500     $10,000                -0-            $8,594           25,000
   and Development, Director-             1997      $120,000         -0-                -0-               -0-           25,000
   Polymer Research and Chief
   Technical Officer


Franco A. Ferrari, Ph.D.                  1999      $119,700         -0-                -0-               -0-           30,000
   Vice President - Laboratory            1998      $116,850     $ 7,500                -0-            $6,446           20,000
   Operations and Polymer                 1997      $114,000         -0-                -0-               -0-              -0-
   Productions, Director-
   Molecular Genetics


John E. Flowers                           1999      $117,600         -0-                -0-               -0-           30,000
   Vice President-Planning                1998      $114,800     $ 7,500                -0-            $6,446           20,000
   and Operations                         1997      $112,000         -0-                -0-               -0-              -0-


Erwin R. Stedronsky, Ph.D.                1999      $119,700         -0-                -0-               -0-           42,500
   Vice President-Product                 1998      $116,850     $ 8,750                -0-            $7,520           10,000
   Formulation and Engineering            1997      $114,000         -0-                -0-               -0-           25,000


                       Option Grants in Last Fiscal Year
                       ---------------------------------

       The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 1999. No stock appreciation rights were granted to any executive officer during the last fiscal year.

                            Number of Securities     % of Total Options
                             Underlying Options     Granted to Employees      Exercise     Expiration
  Name                             Granted             in Fiscal Year       Price ($/sh)      Date
  ----                       --------------------   ---------------------   ------------   ----------

  J. Thomas                          -0-                    -0-%               n/a                n/a
   Parmeter

  Joseph Cappello,                42,500                      9%             $0.47            6/14/09
   Ph.D.

  Franco A. Ferrari,              30,000                      6%             $0.47            6/14/09
   Ph.D.

  John E. Flowers                 30,000                      6%             $0.47            6/14/09

  Erwin R. Sedronsky,             42,500                      9%             $0.47            6/14/09
   Ph.D.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value
--------------------------------------------------------------------------------

       The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 1999. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.


                             Shares
                            Acquired                      Number of Securities                  Value of Unexercised
                              on          Value           Underlying Unexercised                In-the-Money Options
Name                        Exercise     Realized        Options at Fiscal Year End            At Fiscal Year End(1)
------------------------    --------     --------       ----------------------------         -----------------------------
                                                        Exercisable      Unexercisable       Exercisable     Unexercisable
                                                        -----------      -------------       ------------    -------------
J. Thomas Parmeter              -0-        -0-            120,000            80,000                $0              $0
Joseph Cappello, Ph.D.          -0-        -0-            120,000            95,000                $0              $0
Franco A. Ferrari, Ph.D.        -0-        -0-            102,000            60,500                $0              $0
John E. Flowers                 -0-        -0-            100,000            60,000                $0              $0
Erwin R. Stedronsky,            -0-        -0-            115,000            82,500                $0              $0
 Ph.D.

  (1) calculated using the closing price of $0.1875 per share as of December 31, 1999

          The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 1999.

  Employment Agreements

          As of November 1, 1996, the Company entered into three-year employment agreements with certain of its officers. As of July 1, 1999, the agreement with: Mr. Parmeter provided for an annual salary of $200,000, a term life insurance policy in the amount of $250,000 and certain other benefits; Mr. Flowers provided for an annual salary of $117,600 and certain other benefits; Dr. Cappello provided for an annual salary of $129,000 and certain other benefits; Dr. Ferrari provided for an annual salary of $119,700 and certain other benefits, and Dr. Stedronsky provided for an annual salary of $119,700 and certain other benefits.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 1999 all Section 16 Participants complied with all applicable Section 16(a) filing requirements, except for the inadvertent failure of certain officers of the Company to timely file Forms 5 with respect to certain grants of options, which Forms 5 covering all such transactions were filed on March 27, 2000 and March 29, 2000. The required information with respect to such inadvertent failures is as follows: Richard Adelson, Joseph Cappello, Franco Ferrari, Erwin Stedronsky and John Flowers each respectively failed to file a Form 5 covering one grant of options and filed these Forms 5 late covering all such transactions.

  Affiliate Transactions

          In February 1997, the Compensation Committee approved a loan of up to $250,000, of which a loan of $140,000 was made at a rate of 8% per annum, to Mr. Parmeter, secured by a pledge of stock, solely to meet his tax obligations arising from the exercise of a stock option. In May 1999, the Stock Option and Compensation Committee extended the term of the loan until April 2005.
  The Company does not anticipate seeking stockholder ratification of the loan to Mr. Parmeter.

                                 OTHER MATTERS

          Management knows of no other business to be presented at the annual meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                            STOCKHOLDER INFORMATION

          ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 1999 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                             STOCKHOLDER PROPOSALS

          Proposals by stockholders to be presented at the Company's 2001 annual meeting must be received by the Company no later than 120 days prior to March 31, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. Furthermore, proposals by stockholders may be considered untimely and ineligible to properly come before the Company's 2001 annual meeting if such proposal is not submitted at least 45 days prior to March 31, 2001.


                              By Order of the Board of Directors,



                              PHILIP J. DAVIS
                              Secretary
  Dated: March 31, 2000

PROXY                  PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2000

  J. Thomas Parmeter and Philip J. Davis, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Common Stock and Series G Preferred Stock, if any, of Protein Polymer Technologies, Inc. held of record by the undersigned on March 27, 2000, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 28, 2000, and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

  Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

  The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

  The Board of Directors recommends a vote FOR each of the nominees named in Proposal No. 1 and FOR Proposal No. 2.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS:

1) J. Thomas Parmeter, 2) Edward E. David, 3) George R. Walker, 4) Richard Adelson, 5) Patricia J. Cornell, 6) J. Paul Jones, 7) Philip J. Davis, 8) Edward J. Hartnett, 9) Kerry L. Kuhn

      [_] For All Nominees                 [_] Withhold All Nominees

     To withhold authority to vote for any individual nominee(s), write the nominee's names on the space(s) provided below:

--------------------------------------------------------------------------------


PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS.                 [_] FOR    [_] AGAINST     [_] ABSTAIN

                                             Dated: _________, 2000

                                             ----------------------
                                             (Signature)

                                             ----------------------
                                             (Signature if held
                                             jointly)

                                             THIS PROXY IS SOLICITED ON BEHALF
                                             OF THE BOARD OF DIRECTORS